UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2020

Impinj, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37824	91-2041398
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Fairview Avenue North, Suite 1200

Seattle, Washington 98109

(Address of Principal Executive Offices, and Zip Code)

(206) 517-5300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each classTrading Symbol(s)Name of each exchange on which registeredCommon Stock, par value $0.001 per sharePIThe Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07 below, Impinj, Inc. (the “Company”) held its 2020 annual meeting of stockholders (the “Annual Meeting”) on June 10, 2020. At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s certificate of incorporation to declassify the Company’s board of directors beginning at the 2021 annual meeting of stockholders and make other ministerial corrections. An amended and restated certificate of incorporation was filed with the office of the Secretary of State of the State of Delaware on June 10, 2020, and is effective as of that date. The foregoing description of the Company’s amended and restated certificate of incorporation is qualified in its entirety to the full text of the amended and restated certificate of incorporation attached as Exhibit 3.1 and incorporated by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting was held on June 10, 2020. At the Annual Meeting, 18,787,601 shares of the Company’s common stock, or approximately 82.85% of the 22,677,027 shares entitled to vote, were present in person or by proxy and voted on the following three proposals, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 29, 2020, as supplemented on June 8, 2020.

1. The stockholders elected as Class I directors the two individuals listed below to serve until the 2023 annual meeting of stockholders or until their successors are duly elected and qualified. The voting results were as follows:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Chris Diorio, Ph.D.	12,636,621	2,945,502	4,357	3,201,121
Gregory Sessler	10,433,340	5,144,344	8,796	3,201,121

2. The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,731,954	40,742	14,905	0

3. The stockholders approved an amendment to our certificate of incorporation to declassify the board of directors over a three-year period beginning at the 2021 annual meeting of stockholders and make other ministerial corrections. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,510,447	43,784	32,249	3,201,121

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.1	Amended and Restated Certificate of Incorporation of Impinj, Inc., as filed with the Secretary of State of the State of Delaware on June 10, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Impinj, Inc.
Date: June 12, 2020	By:	/s/ Chris Diorio
Chris Diorio
Chief Executive Officer